SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 6, 2002
                                                  ------------------


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      California                     333-67670                33-0974533
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
--------------------------------------------------------------------------------
            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

         a.      Financial Statements of Businesses Acquired

                 Inapplicable.

         b.      Proforma Financial Information

                 Unaudited Proforma Balance Sheet, September 30, 2002 Notes to Unaudited Proforma Balance Sheet

         c.      Exhibits

         10.1 Amended and Restated Agreement Of Limited Partnership Of McPherson Housing Associates Limited Partnership*

         10.2 First Amendment to the Amended and Restated Agreement of Limited Partnership of McPherson Housing Associates Limited Partnership*

         10.3 Second Amendment to the Amended and Restated Agreement of Limited Partnership of McPherson Housing Associates Limited Partnership*

         10.4 Third Amendment to the Amended and Restated Agreement of Limited Partnership of McPherson Housing Associates Limited Partnership*
         -----------------
         * Previously filed.






















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

                 WNC HOUSING TAX CREDIT FUND VI, L.P., Series 9
                       (A California Limited Partnership)
                        UNAUDITED PROFORMA BALANCE SHEET
                               September 30, 2002


                                     ASSETS

                                                       Historical               Proforma                 Proforma
                                                        Balance                Adjustments               Balance
                                                    -----------------       ------------------       -----------------
Cash and cash equivalents                            $      601,316          $     2,312,412          $
                                                                                    (244,760)
                                                                                    (672,007)              1,996,961

Subscription and notes receivable                           747,842                  672,007               1,419,849

Investment in limited partnerships                        6,752,830                2,067,799
                                                                                     244,760               9,065,389
                                                    -----------------       ------------------       -----------------

                                                     $    8,101,988          $     4,380,211          $   12,482,199
                                                    =================       ==================       =================


                   LIABILITIES AND PARTNERS' EQUITY (DEFICIT)

Liabilities:
  Due to limited partnerships                        $    1,203,492          $     2,067,799          $    3,271,291


  Accrued fees and expenses due to
   general partner and affiliates                           248,203                        -                 248,203
                                                    -----------------       ------------------       -----------------

                                                          1,451,695                2,067,799               3,519,494
                                                    -----------------       ------------------       -----------------

Partners' equity (deficit):
  General partner                                              (736)                  (3,697)                 (4,433)
  Limited partners (25,000 units
    authorized 8,127 units issued and
     outstanding at September 30, 2002)                   6,651,029                2,316,109               8,967,138
                                                    -----------------       ------------------       -----------------

              Total partners' equity                      6,650,293                2,312,412               8,962,705
                                                    -----------------       ------------------       -----------------

                                                     $    8,101,988          $     4,380,211          $   12,482,199
                                                    =================       ==================       =================


           See Accompanying Notes to Unaudited Proforma Balance Sheet
                                       FS-1

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9
                       (A California Limited Partnership)
                    NOTES TO UNAUDITED PROFORMA BALANCE SHEET
                               September 30, 2002



NOTE 1 - GENERAL

The information contained in the following notes to the unaudited proforma balance sheet is condensed from that which appears in the historical reviewed financial statements. Accordingly, this unaudited proforma balance sheet should be reviewed in conjunction with the financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund VI, L.P., Series 9 financial statements dated September 30, 2002 included in the Form 10 Q filed with the Securities and Exchange Commission on November 15, 2002. WNC Housing Tax Credit Fund VI, L.P., Series 9 is referred to in these notes as the "Partnership."

One limited partnership, (one apartment complex), was under construction or rehabilitation during the period presented and had no operations which should be reported. Accordingly, the proforma statement of operations has not been presented. The Partnership will use the equity method of accounting to account for its investments in these local limited partnerships.

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

As of September 30, 2002, the Partnership had acquired nine limited partnership interests. Subsequent to September 30, 2002, the Partnership has acquired an interest in one limited partnership: McPherson Housing Associates Limited Partnership ("McPHERSON) which owns one apartment complex. This investment commits the Partnership to capital contributions as follows:


                        McPHERSON              $              2,067,790
                                                 -----------------------

                        TOTAL                  $              2,067,790
                                                 =======================

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9
                       (A California Limited Partnership)
              NOTES TO UNAUDITED PROFORMA BALANCE SHEET - CONTINUED
                               September 30, 2002




NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS (Continued)
---------------------------------------------

In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnership discussed above was acquired at September 30, 2002. The first adjustment to cash and the adjustment to partners' equity of $2,312,412 reflects the net proceeds from October 1 to December 6, 2002 from issuance of 2,844 units of limited partners' capital ($2,844,000 less commissions and offering costs of $369,720, capital contributions payable of $159,993, and discounts of $1,875). The second adjustment to cash and the second adjustment to investment in limited partnerships reflect the acquisition fees and costs from the proceeds raised from October 1 to December 6, 2002. The third adjustment to cash reflects increase in subscriptions receivable. The adjustment to investment in limited partnerships and the first adjustment to due to limited partnerships of $2,067,799 reflects the Partnership's acquisition of the limited partnership interest as if the Partnership's date of acquisition was September 30, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9

Date: February 12, 2003          By:    WNC &  Associates, Inc.,
                                        General Partner

                                        By:    /s/ DAVID N. SHAFER
                                               -------------------
                                               David N. Shafer,
                                               Executive Vice President






















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